AMENDMENT TO AGREEMENT

THIS AMENDMENT (the “Amendment”) to the Agreement (the “Lassen NATCO Agreement”) dated November 19th, 2008 by and between NATCO International Inc., a Delaware corporation (“NATCO”), and Lassen Energy, Inc., a California corporation (“Lassen”), is entered into this 25th day of November 2008 , by and among Natco and Lassen (collectively referred to as the “Parties”).

RECITALS

WHEREAS the Parties entered into the Lassen NATCO Agreement on November 21, 2008;

WHEREAS, the Parties wish to amend the Lassen NATCO Agreement to clarify certain issues regarding the Final Closing under the  Lassen NATCO Agreement.

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties, intending to be legally bound, agree as follows:

AGREEMENT

1.

Amendment of  Lassen NATCO Agreement.  Section 6.2 of the Lassen NATCO Agreement is hereby amended in its entirety as follows:

“6.2

        Release of Escrow.   Within 5 days after receipt by the Escrow Agent of written evidence which it deems adequate, in its sole discretion, to confirm that the conditions of section 6.1(a) & (b) have been performed, the Escrow Agent shall proceed to deliver the Lassen Closing Documents to NATCO and the NATCO Closing Documents to Lassen respectively (the “Final Closing”).   In the event the Escrow Agent does not receive adequate written evidence within 31 days after the Closing Date hereunder, that the conditions specified in Section 6.1(a) & (b) have been performed and completed, the Escrow Agent shall return the Lassen Closing Documents to Lassen and the NATCO Closing Documents to NATCO and this agreement shall thereafter be null and void and of no further force or effect.”

2.

Conflicting Terms.  Wherever the terms and conditions of this Amendment and the terms and conditions of the Lassen NATCO Agreement conflict, the terms of this Amendment shall be deemed to supersede the conflicting terms of the Lassen NATCO Agreement.

3.

Original Agreement.  Except as modified herein, the Lassen Natco Agreement remains in full force and effect.

[signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment.

NATCO INTERNATIONAL INC.

/s/ Raj Gurm

            Date: __11/25/2008________________

By: Raj Gurm

Its:  Chairman and Chief Executive

      Officer

LASSEN ENERGY, INC.

/s/ Darry L. Boyd

 Date: __11/25/2008________________

By: Darry L. Boyd

Its:  Chairman and Chief Executive

      Officer

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